Exhibit 2.3

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”) is entered into as of the 30th day of September, 2013, by and among the entities identified on the signature pages hereof as Buyer (individually and collectively, “Buyer”) and the entities identified on the signature pages hereof as Seller (individually and collectively, “Seller”).

RECITALS

Seller and Buyer entered into that certain Purchase and Sale Agreement dated July 24, 2013 (as amended pursuant to certain Seller Change Notices, the “Original Agreement”) with respect to the purchase and sale of the Properties more particularly described therein. Unless otherwise expressly provided herein, all defined terms used in this Amendment shall have the meanings set forth in the Original Agreement. Seller and Buyer desire to amend the Original Agreement on the terms and conditions set forth in this Amendment. The Original Agreement as amended by this Amendment is referred to herein as the “Agreement”.

AGREEMENT

In consideration of the mutual covenants and provisions of this Amendment and the Original Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

1.    Property Removal and Reduction in Purchase Price. The Property located at 68 Patton Avenue, Asheville, North Carolina and more particularly described on Exhibit A attached hereto is hereby removed from the Properties to be sold to Buyer and the Purchase Price is hereby reduced to $969,473,072.65.

2.    Seller Name. Schedule 1(a) of the Original Agreement is hereby amended to reflect:

(a)     First States Investors 4044, LLC as the Seller of the Property located at 900 East First Street, Vidalia, GA. By its signature hereto, such Seller acknowledges and agrees to the terms of the Agreement. First States Investors 4000D, LLC is hereby removed as a Seller under the Agreement;

(b)     First States Investors GS Pool A L.P. as the Seller of the Property located at 735 S.E. 6th Street, Grants Pass, OR. By its signature hereto, such Seller acknowledges and agrees to the terms of the Agreement. First States Investors 5200, LLC is hereby removed as a Seller under the Agreement;

(c)    FP2-4 LLC as the Seller of the Property located at 9120 Viscount Blvd., El Paso, TX. By its signature hereto, such Seller acknowledges and agrees to the terms of the Agreement. FP2-9 LLC is hereby removed as a Seller under the Agreement;

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(d)    the correction of the name of the Seller entity First States Investors 4100B, LLC to First States Investors 4100B, L.P.; and

(e)    First States Properties No. 19, LLC as the Seller of the Property located at 244 Radcliffe Street, Bristol, PA and the Property located at 801 Cumberland Street, Lebanon, PA. By its signature hereto, such Seller acknowledges and agrees to the terms of the Agreement. First States Investors 3300, LLC is hereby removed as a Seller under the Agreement.

3.    Caguas, PR Property.

(a)    Schedule 1(a) of the Original Agreement is hereby amended to delete the reference to “(Leasehold as to parking)” from the row identifying the Property located at Comer Pr State Rd. 172 & Asturi, Caguas, Puerto Rico.

(b)    The following is hereby deleted in its entirety from Schedule 1(b-2) of the Original Agreement:

“Store No. 518, Caguas, PR
-    Lease Agreement dated October 10, 1991 among Julio Blanco D’Arcy and Wanda Mendez Quinones, as Landlord, and Kentucky Fried Chicken Puerto Rico, Inc., as Tenant”

4.    Legal Descriptions. The legal description for the Property located at 1695 Highway 59, Mandeville, Louisiana and the legal description for the Property located at 711 East Indian School Road, Phoenix, Arizona, each attached as part of Schedule 1(a) of the Original Agreement, are each hereby deleted and replaced in their entirety with the legal descriptions attached hereto as Exhibit B-1 and Exhibit B-2, respectively.

5.    Approved Assignees. Schedule 15 attached hereto is hereby added as Schedule 15 to the Original Agreement.

6.    Closing.

(a)    Section 12(a) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(a)    As used in this Agreement, (x) (I) September 30, 2013 is referred to herein as the “First Closing Date”, (II) October 1, 2013 is referred to herein as the “Second Closing Date”), and (III) (a date after the Second Closing Date to be reasonably determined by the Parties for the sale of Properties not sold in the First Closing or the Second Closing is referred to herein as the “Third Closing Date” and (IV) each of the First Closing Date, the Second Closing Date, and the Third Closing Date, is sometimes referred to herein as a “Closing Date”); (y) (I) with respect to all Properties sold on the First Closing Date (“First Closing Properties”), the closing of the sale of such Properties is referred to herein as the “First Closing”, (II) with respect to all Properties sold on the Second Closing Date (“Second Closing Properties”), the closing of the sale of such

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Properties is referred to herein as the “Second Closing”; (III) with respect to all Properties sold on the Third Closing Date (“Third Closing Properties”), the closing of the sale of such Properties is referred to herein as the “Third Closing” ; and (IV) each of the First Closing, the Second Closing, and the Third Closing is sometimes referred to herein as a “Closing”); and (z) “Outside Closing Date” means October 30, 2013 (which date may be extended upon the mutual agreement of the Parties). Notwithstanding the foregoing, (i) for any Property regarding which Seller is required to request an Estoppel Certificate pursuant and subject to Section 10, it shall be a condition precedent to Buyer’s obligation to purchase such Property that the Closing not occur until at least five (5) days after such Estoppel Certificate, with such commercially reasonable edits as the applicable third party may make thereto, has been delivered to Buyer, (ii) for any Property where Seller is required to request a Purchase Option Waiver pursuant and subject to Section 10, it shall be a condition precedent to Seller’s obligation to sell such Property, and Buyer’s obligation to purchase such Property, that the Closing not occur until at least five (5) days after such Purchase Option Waiver has been obtained (or the right of the applicable Person to exercise its Purchase Option under the applicable Lease or other instrument shall have expired pursuant to the express terms of the Lease or other instrument), (iii) for any Property where Seller is required to request a Ground Lessor Consent pursuant and subject to Section 10 (whether separately or within the applicable Ground Lessor Estoppel), it shall be a condition precedent to Seller’s obligation to sell such Property, and Buyer’s obligation to purchase such Property, that the Closing not occur until at least five (5) days after such Ground Lessor Consent (whether separately or within the applicable Ground Lessor Estoppel) has been obtained, and (iv) for any Property where the sale of such Property to Buyer is subject to a Permitted Assumption, it shall be a condition precedent to Seller’s obligation to sell, and Buyer’s obligation to purchase, such Property, that such Permitted Assumption is effected simultaneously with such sale (and any such Property referenced in any of clauses (i) through (iv) of this sentence is referred to herein as a “Third Party Condition Property”). If any condition precedent described in the immediately preceding sentence is not satisfied as to any Third Party Condition Property on or prior to the Outside Closing Date, this Agreement shall terminate as to such Third Party Condition Property. Notwithstanding the foregoing, the Parties may mutually agree to extend the Outside Closing Date for any of the Properties in lieu of the immediately preceding sentence.”

7.     Representations and Warranties; Closing.

(a)    Without limiting anything contained in Section 6 of this Amendment, any reference in the Original Agreement to representations, warranties or covenants made with respect to (i) any of the First Closing Properties as of the “Closing” shall be deemed a reference to the First Closing, (ii) any of the Second Closing Properties as of the “Closing” shall be deemed a reference to the Second Closing, and (iii) any of the Third Closing Properties as of the “Closing” shall be deemed a reference to the Third Closing. Buyer’s right to indemnification with respect to any Ground Lease, Lease or Assigned Contract as set forth in Section 5(l) of the Original Agreement shall expire and be of no further force or effect on the date that is six (6) months after the particular Closing Date on which the Property to which such Ground Lease, Lease or Assigned Contract relates is sold hereunder. Wherever it appears in the Original Agreement, “Scheduled Closing Date” is hereby deemed replaced with “First Closing Date”. Any documentation referenced in Section 12(c) or 12(d) of the Original Agreement and relating to specific Properties shall only be required to

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be delivered by the applicable Party at a Closing to the extent applicable to the specific Property or Properties being sold at such Closing. There shall be separate Closing Statements for each of Buyer and Seller at each Closing.

(b)    A portion of the $7,000,000 amount referenced in Section 12(e) of the Original Agreement for payment of Other Closing Costs (the “Other Closing Costs Credit”) will be paid by Buyer at the First Closing toward the payment of Other Closing Costs at the First Closing, such portion (the “First Closing Costs Credit”) equal to the lesser of (i) the product of (A) $7,000,000, multiplied by (B) a fraction, the numerator of which is the portion of the Purchase Price paid at the First Closing and the denominator of which is the Purchase Price or (ii) the amount of Other Closing Costs payable at the First Closing. The excess of the $7,000,000 over the First Closing Costs Credit (the “Remaining Costs Credit”) will be paid by Buyer at subsequent Closings and credited against Other Closing Costs as Seller may determine in its sole discretion (which payment at any such subsequent Closing may include, without limitation, a portion of the Remaining Costs Credit paid as an additional reimbursement for Other Closing Costs at any previous Closing not previously reimbursed by any portion of the Other Closing Costs Credit); provided, however, that if at any time the Agreement is terminated (including without limitation in the event that one or more Properties is not sold on or prior to the Outside Closing Date), then Buyer shall pay immediately to Seller any portion of the Other Closing Costs Credit not previously paid to Seller, up to the total amount of Other Closing Costs at any Closing not previously reimbursed by any portion of the Other Closing Costs Credit.

8.    First Closing Properties; Earnest Money; Purchase Price.

(a)    The Parties agree that (i) the First Closing Properties shall be the Properties described on Exhibit C attached hereto, (ii) the Second Closing Properties shall be the Properties described on Exhibit D attached hereto, and (iii) the Third Closing Properties shall be the Properties described on Exhibit E attached hereto.

(b)    At the First Closing, a portion of the then existing Earnest Money shall be applied toward the portion of the Purchase Price paid by Buyer to Seller at such Closing in the amount of $15,531,977.10. At the Second Closing, a portion of the then existing Earnest Money shall be applied toward the portion of the Purchase Price paid by Buyer to Seller at such Closing in the amount of $10,926,798.70. At the Third Closing, the remaining Earnest Money will be applied toward the portion of the Purchase Price paid by Buyer to Seller at such Closing. As used in the Original Agreement, “Earnest Money” shall take into account the reduction in the amount thereof as and when described in this Amendment. Any reference in the Original Agreement to the payment of, or credit against, the “Purchase Price” with respect to Closing shall be deemed a reference to the portion of the Purchase Price being paid in connection with the applicable Closing (as described herein).

(c)    The portion of the Purchase Price due at each Closing other than the Third Closing shall be the greater of the combined values of the Properties sold at such Closing as determined by Buyer in its sole discretion (the “Buyer’s ACBs”) or such combined values as determined by Seller in its sole discretion (the “Seller’s Allocated Purchase Prices”). For each such

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Closing, Seller may treat on Seller’s books and records and for all tax purposes any excess of the Buyer’s ACBs over the Seller’s Allocated Purchase Prices as a nonrefundable deposit paid by Buyer to Seller with respect to the purchase of Properties sold at a subsequent Closing, such deposit to be applied to such Properties as determined by Seller in its sole discretion. The portion of the Purchase Price due at the Third Closing shall be (i) the Purchase Price, less (ii) the sum of the portions of the Purchase Price paid at the First Closing and the Second Closing. The Seller’s Allocated Purchase Prices exceed the Buyer’s ACBs with respect to the First Closing and the Second Closing in an aggregate amount of $45,029,814.41 (this amount, together with any interest earned thereon and net of investment costs, the “Closing Excess Payment”). This portion of the Purchase Price shall be paid by Buyer to the Title Company at the First Closing. The total of the Closing Excess Payment and the remaining Earnest Money after the First Closing shall be $68,571,038.61. The Closing Excess Payment shall be invested as Seller directs. Any and all interest earned on any Closing Excess Payment shall be reported to Seller’s federal tax identification number. The Closing Excess Payment shall be nonrefundable to Buyer, and shall be released (including without limitation all net earnings thereon), by the Title Company to Seller at the earliest of (1) the Third Closing, (2) the Outside Closing Date, or (3) the termination of the Agreement. Title Company has executed this Amendment in order to confirm that Title Company shall hold any Closing Excess Payment in escrow, and shall disburse any Closing Excess Payment (including without limitation the net earnings thereon), pursuant to the provisions of this Amendment. Nothing contained herein is intended to change the agreement of Buyer and Seller as set forth in the last sentence of Section 2 of the Original Agreement, including the agreement that the Allocated Purchase Prices shall be used for purposes of calculating deed stamp taxes and transfer taxes.

9.    Remediation Properties. The following covenants concern real property located at 5130 Clairton Boulevard, Pittsburgh, PA more particularly described in Exhibit F-1 (the “PA Remediation Property”) and the real property located at 207 Marshall Street, Benwood, WV more particularly described in Exhibit F-2, (the “WV Remediation Property”, and collectively with the PA Remediation Property the “Remediation Properties” and each a “Remediation Property”).

(a)    Seller hereby advises Buyer that the Remediation Properties are impacted by various identified Hazardous Materials. Seller hereby advises Buyer that Hazardous Materials at each Remediation Property require investigation, monitoring, abatement, remediation and/or other corrective action to achieve commercial or industrial use standards, which Seller presently is undertaking (collectively, all such actions are the “Remedial Actions”). Seller advises Buyer that Seller has submitted applications with the Pennsylvania Department of Environmental Protection (for the PA Remediation Property) and with the West Virginia Department of Environmental Protection (for the WV Remediation Property) pursuant to voluntary remediation programs implemented in each such state. Specifically, Seller has applied under, or enrolled in, the Pennsylvania Department of Environmental Protection Act 2 Land Recycling Program and the West Virginia Voluntary Remediation Program. Seller may withdraw from either program, but even if it does so Seller remains responsible to assure completion of the Remedial Actions as set forth herein with respect to each Remediation Property sold to Buyer at any Closing. Buyer agrees that any of its assignees or subtenants and, as applicable, any of its invitees will comply with the applicable terms of the Agreement.

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(b)    For purposes of the Agreement, Hazardous Materials shall include those related, breakdown or “daughter compounds” of known Hazardous Materials in soil, soil gas or groundwater which first came to be located at, on, or under, or migrated from, each Remediation Property (including groundwater thereunder if applicable) prior to December 9, 2011. “Hazardous Materials” also shall include those substances not known today but identified in any Remedial Actions as having been first released into the environment by acts or omissions on either Remediation Property prior to December 9, 2011.

(c)    From and after any Closing where a Remediation Property is sold by Seller to Buyer:

(i)    Seller agrees to undertake the Remedial Actions with respect to such Remediation Property under the terms and conditions herein at Seller’s sole cost and expense.

(ii)    Seller agrees that the Remedial Actions with respect to such Remediation Property will be taken in compliance with Environmental Laws.

(iii)    Seller shall diligently pursue a written determination of “case closure,” “no further action,” “relief of liability” or similar determinations or certifications (the “Closure”), as applicable, (A) if such Remediation Property is the PA Remediation Property, from the Pennsylvania Department of Environmental Protection for the identified Hazardous Materials at, under or near such Remediation Property, and (B) if such Remediation Property is the WV Remediation Property, from the West Virginia Department of Environmental Protection for the identified Hazardous Materials at, under or near such Remediation Property. If authorized under applicable Environmental Law, however, Closure may be documented by a qualified consultant certification in lieu of a governmental agency determination.

        (iv)    In pursuing Closure with respect to such Remediation Property, Seller shall be obligated hereunder to conduct the applicable Remedial Actions so as to achieve remedial standards applicable to commercial or industrial properties and shall not be required to achieve any “residential” or “unrestricted use” or “sensitive use” remedial standards. Achievement of standards for Closure may be documented in any manner permitted by the Pennsylvania Department of Environmental Protection (if such Remediation Property is the PA Remediation) and by the West Virginia Department of Environmental Protection (if such Remediation Property is the WV Remediation Property), including a site-specific risk assessment.

(v)    Seller shall provide Buyer with periodic updates on progress toward Closure with respect to such Remediation Property, as reasonably requested by Buyer. Buyer remains responsible for any state or federal disclosure obligations, if any, on account of existing site conditions related to Hazardous Materials at such Remediation Property.

(vi)    Buyer hereby agrees, upon request from Seller or a governmental official, that if either the Pennsylvania Department of Environmental Protection (if such Remediation Property is the PA Remediation Property) or the West Virginia Department of

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Environmental Protection (if such Remediation Property is the WV Remediation Property) condition Closure upon the recording of an instrument against title to such Remediation Property containing any restriction or activity and use limitation, Buyer shall agree to the recording thereof; provided, however, any such activity and use limitation shall allow the current surface uses at such Remediation Property. Buyer expressly agrees that recorded activity and use restrictions: (i) on investigation and handling of soils, (ii) on the use of groundwater, and (iii) which require notice of construction or similar activities to governmental officials or (iv) notices to subsequent owners, lessees or invitees of residual Hazardous Materials, shall be acceptable restrictions or activity and use limitations to be contained in any such instrument.

(vii)    Buyer agrees that the Remedial Actions at such Remediation Property may include long term monitoring of Hazardous Materials (i.e., monitoring extending beyond a 12 month term), if Seller determines the same is necessary or advisable, provided such monitoring does not unreasonably interfere with Buyer’s surface uses. Natural attenuation shall be an acceptable remedy, provided such remedy does not unreasonably interfere with current surface uses.

(viii)    Buyer further agrees not to pursue or to consent to any changes in the current zoning designation at such Remediation Property.

(ix)    At the Closing that includes such Remediation Property, Buyer and Seller shall enter into a Limited Access Agreement with respect to such Remediation Property in the form attached hereto as Exhibit G (the “Limited Access Agreement”). If both Remediation Properties are included in the same Closing, then there shall be one Limited Access Agreement regarding both Remediation Properties.

(x)    Buyer agrees to cooperate in all reasonable respects to assist Seller in conducting the Remedial Actions and pursuing Closure with respect to such Remediation Property, including executing such consents, applications or forms as are reasonable necessary to be executed by a landowner, provided Buyer’s cooperation in all such circumstances is lawful. Buyer specifically agrees if Seller pursues any reimbursement, or cost recovery or other funds pursuant to any applicable underground storage tank fund designed to pay for or reimburse funds expended to conduct Remedial Actions respecting releases of Hazardous Materials from underground storage tanks at such Remediation Property, Buyer shall cooperate so that any such funds as may be recoverable are directed to Seller to reimburse Seller’s costs. Buyer further agrees to reasonably cooperate if environmental officials require information from Buyer. If any such cooperation under the Agreement involves more than limited administrative or ministerial support, then Buyer may request reimbursement of such documented, out of pocket costs in aid of Seller’s completion of such Remedial Actions.

        (xi)    Buyer agrees that Seller’s sole obligation with respect to Closure regarding such Remediation Property shall be to achieve such Closure under at least a commercial/industrial remediation standard is achieved, including, specifically, no “diminution in value” or “property stigma” claims against Seller (or any person whom Seller may have a duty to indemnify) and Buyer hereby waives, surrenders and releases all claims regarding such Closure so long as at least such standard is achieved.

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(xii)    Unless Seller shall consent in writing, Buyer shall not pursue any claims of any kind against any prior owner or operator at such Remediation Property so long as Seller performs its covenants under this Section 9 and the Limited Access Agreement related to such Remediation Property.

(c)    Notwithstanding the foregoing, Seller shall not be obligated to conduct any Remedial Actions on, at or near any Remediation Property respecting any Hazardous Materials that were first released into the environment by third parties on or at properties other than such Remediation Property, or that were first released into the environment on, at or under such Remediation Property by Buyer or by any person accessing such Remediation Property (whether with consent or not) on or after the Closing Date on which such Remediation Property is sold to Buyer.

(d)    Buyer agrees that neither the presence on the Remediation Properties of Hazardous Materials, nor the required Remedial Activities, nor any information disclosed to Buyer by Seller regarding the Remediation Properties on or prior to the date hereof, results or will result in the failure of any condition precedent to Buyer’s obligations under the Agreement or any breach by Seller under the terms of the Agreement.

(e)    If Buyer sells, leases or otherwise transfers (any of the foregoing, a “Transfer”) any Remediation Property or any interest therein, Buyer agrees that, at Seller’s sole election, the buyer, lessee, or other transferee (any of the foregoing, a “Transferee”) shall enter into an agreement with Seller, effective upon the date of Transfer, containing covenants substantively identical to the covenants contained in the Limited Access Agreement and this Section 9 with respect to such Remediation Property (a “New Remediation Agreement”), and if Seller elects that a New Remediation Agreement is to be entered into between Seller and Transferee as of the date of such Transfer, and it is not so entered into, then all obligations of Seller under such Limited Access Agreement and this Section 9 with respect to such Remediation Property shall immediately terminate and be of no further force or effect.

10.    No Other Changes. The Original Agreement remains in full force and effect (including, without limitation, Section 11 thereof (but subject to Section 9(d) of this Amendment)) and, except as expressly provided in this Amendment and those certain Seller Change Notices delivered to Buyer prior to the date hereof, is unmodified. The Parties hereby ratify and re-affirm the Original Agreement, as amended by this Amendment and those certain Seller Change Notices delivered to Buyer prior to the date hereof.

11.    Entire Agreement. This Amendment constitutes the entire agreement between the Parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements, written or oral, between Seller and Buyer with respect to the subject matter of this Amendment.

12.    Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which together shall constitute one agreement. The signature

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page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by the other Party. Counterpart copies of this Amendment may be delivered by telefacsimile or electronic mail, which shall have the same legal effect as originals.

13.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and permitted assigns.

[signatures follow]

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IN WITNESS WHEREOF, Buyer and Seller have executed this Amendment as of the date first set forth above.

SELLER:

[see attached]

FATD-H LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FGT Holdings LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FGECO LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FSAAB LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CF Hopewell Core LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FWDC LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FGECO LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-9 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-4 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-1 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-10 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-11 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-2 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-5 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-7 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-8 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-3 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-5 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-6 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-7 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-14 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-1 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias

Name: Constantine M. Dakolias
Title: President

FP2-12 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-11 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-8 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-13 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-4 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-11 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-14 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-6 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-9 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-8 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-2 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-7 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-10 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-13 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-4 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-5 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-12 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-16 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-1 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-15 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-3 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP3-8 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP3-4 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP3-5 LLC,
a Delaware limited liability company

By:    _____________________________
Name:
Title:

FP3-6 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP3-7 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP3-3 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

LDVF2 Tierra LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFKRY LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

DBMFI LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FCHUX LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FFRP 1-1 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FFRP 1-2 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-H LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-F LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-2 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-3 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-4 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-7 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-8 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-9 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-22 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-23 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-24 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-25 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-26 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

DBFRAD LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FWAG LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Properties No. 34, LLC,
a Pennsylvania limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Investors 5000B, LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Investors 4100B, L.P.,
a Delaware limited partnership

By: First States Investors 4100B GP, LLC,
a Delaware limited liability company,
its general partner

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
    Title: President

First States Investors GS Pool A, L.P.,
a Delaware limited partnership

By:    First States Investors GS Pool A GP, LLC,
its general partner

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
    Title: President

First States Investors 4044, LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Investors 3076, LLC,
a Georgia limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Investors 2107, L.P.,
a North Carolina limited partnership

By: First States Investors 2107 GP, LLC,
a North Carolina limited liability company,
its general partner

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
    Title: President

First States Investors 2105, L.P.,
a North Carolina limited partnership

By: First States Investors 2105 GP, LLC,
a North Carolina limited liability company,
its general partner

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
    Title: President

First States Investors 2106, L.P.,
a North Carolina limited partnership

By: First States Investors 2106 GP, LLC,
a North Carolina limited liability company,
its general partner

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
    Title: President

First States Investors 2102, L.P.,
a North Carolina limited partnership

By: First States Investors 2102 GP, LLC,
a North Carolina limited liability company,
its general partner

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
    Title: President

First States Investors 2103, L.P.,
a North Carolina limited partnership

By: First States Investors 2103 GP, LLC,
a North Carolina limited liability company,
its general partner

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
    Title: President

First States Investors 2100, L.P.,
a North Carolina limited partnership

By: First States Investors 2100 GP, LLC,
a North Carolina limited liability company,
its general partner

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
    Title: President

First States Investors 3151, LLC,
a Florida limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Investors 3632, LLC,
a Florida limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Investors 2550A, LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Investors 157, LLC,
a New Jersey limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Properties No. 37, LLC,
a Pennsylvania limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Properties No. 73, LLC,
a Pennsylvania limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Properties No. 19, LLC,
a Pennsylvania limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

BUYER:

ARC DB5PROP001, LLC,
a Delaware limited liability company

By:    /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC DBPGDYR001, LLC,
a Delaware limited liability company

By:    /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC DBPPROP001, LLC,
a Delaware limited liability company

By:    /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC DB5SAAB001, LLC,
a Delaware limited liability company

By:    /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC DBGWSDG001, LLC,
a Delaware limited liability company

By:    /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC DBGESRG001, LLC,
a Delaware limited liability company

By:    /s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

The undersigned hereby executes this Amendment to evidence (i) its agreement to hold the Hopewell Deposit in trust for the Parties hereto in accordance with the terms of the Agreement, and (ii) to evidence its agreement to comply with all other terms of the Agreement.
TITLE COMPANY:

STEWART TITLE GUARANTY COMPANY

By:    /s/ Regina Fiegel
Name: Regina Fiegel
Title: Senior Vice President
Date of Execution:    9/30/2013

First Amendment to Purchase and Sale Agreement
Exhibit A
LA1 2823804

Exhibit A

Legal Descriptions
68 Patton Avenue, Asheville, North Carolina

BEGINNING at a point in the Southern margin of the Southern sidewalk for Patton Avenue, which said point lies South 75 deg. 01’50” West 24.95 feet from the Northeastern corner of a brick building located on lot 16 of Block 2 of the plat of the William Johnson Estate as the same is recorded in Deed Book 89, at Page 328, Buncombe County, N.C. Registry, said point also being located North 11 deg. 28’ West 0.13 feet from the Northwestern corner of the brick building on Lot 16 of Block 2 as shown on said plat, and runs thence with the dividing line between Lots 15 and 16 as shown on said Block and plat, and with the West face of wall of the building on said Lot 16, said Lot 16 being that Lot conveyed to Pearl B. O’Donnell by deed recorded in Deed Book 846, at Page 129, South 14 deg. 42’ 01” East 99.96 feet to a point located another 14 deg. 42’ West 0.08 feet from the Southwestern corner of the brick building located on said Lot 16; thence with the Northern edge of the Northern sidewalk of Commerce Street, South 75 deg. West 123.45 feet to a point located South 82 deg. 55’ West 0.87 feet from the Southeastern corner of the brick building located on Lot 10 being one of those Lots conveyed to 72 Patton Associates by deed recorded in Deed Book 1247, at Page 404, North 14 deg. 47’ 52” West 100.02 feet to a point located North 64 deg. 15’ West 1.03 feet from the Northeastern corner of the brick building located on said Lot 10, said point being the Southern margin of said sidewalk North 75 deg. 01’ 50” East 123 .62 feet to the BEGINNING. Being all of Lots 11, 12, 13, 14, and 15 of Block 2 as shown on a plat of the William Johnson Estate, which said plat is duly recorded in the Office of the Register of Deeds for Buncombe County, N.C., in Deed Book 89, at Page 328, reference to which is hereby made for further purposes of description. Being all of that property conveyed to the Bank of Asheville by deeds recorded in Deed Book 805, at Page 358, Deed Book 554, at Page 356, Deed Book 1024, at Page 529, and Deed Book 1028, at Page 397.

Being all of the property as shown on a survey for NCNB National Bank of N.C. by McMahan & Reese, P.A., dated October 10, 1988, Job No. 88-1587.

First Amendment to Purchase and Sale Agreement
Exhibit A
LA1 2823804

Exhibit B-1

Legal Description
1695 Highway 59, Mandeville, Louisiana

Parcel 1

A certain parcel of ground in Section 1, Township 8 South, Range 11 East, St. Tammany Parish, Louisiana, being 2.123 acres and being more particularly described as follows:

Lot A on Map of Resubdivision of Undesignated 5.318 acre tract into Lots A and B, Section 1, Township 8 South, Range 11 East, St. Tammany Parish, Louisiana, as per map recorded under Map No. 4968B of the Records of St. Tammany Parish, Louisiana.

LESS AND EXCEPT FROM PARCEL 1:
One (1) certain tract(s) or parcel(s) of land, together with all the improvements situated thereon, and all of the rights, ways, privilieges, servitudes and advantages thereunto belonging or in anywise appertaining, situated in Section 1, Township 8 South, Range 11 East, St. Helena Meridian, St. Tammany Parish, Louisiana, identified as PARCEL NO. 1, as shown on Survey No. 2011 243, on the property map for LA. HWY 59 & LA HWY 1088, 0.139 ACRES (6,065.38 SQ. FT.), ST. TAMMANY PARISH, LOUISIANA, prepared by John E. Bonneau & Associates, Inc., professional land surveyor, dated June 28, 2011, which property is more particularly described as follows:

A CERTAIN PIECE OR PORTION OF GROUND SITUATED IN SECTION 1, TOWNSHIP 8 SOUTH, RANGE 11 EAST, ST. TAMMANY PARISH, LOUISIANA IS DESCRIBED AS FOLLOWS:

COMMENCING AT THE CORNER COMMON TO SECTIONS 1, 2 AND 38, TOWNSHIP 8 SOUTH, RANGE 11 EAST, AND THEN RUN SOUTH 72 DEGREES 50 MINUTES 16 SECONDS EAST FOR A DISTANCE OF 866.62 FEET TO A FOUND ½” IRON ROD BEING ON A CURVE TO THE LEFT COUNTERCLOCKWISE & NON-TANGENT WITH SAID CURVE BEING ON THE EASTERLY RIGHT-OF-WAY OF LOUISIANA HIGHWAY 59 AMND BEING THE POINT OF BEGINNING.

FROM THE POINT OF BEGINNING, CONTINUE ALONG SAID EASTERLY RIGHT-OF-WAY OF LOUISIANA HIGHWAY 59 AND SAID CURVE WITH A RADIUS OF 1191.47 FEET AN ARC LENGTH OF 319.91 FEET, A CHORD BEARING OF NORTH 20 DEGREES 38 MINUTES 22 SECONDS EAST AND A CHORD DISTANCE OF 318.95 FEET TO A FOUND LOUISIANA DEPARTMENT OF HIGHWAYS CONCRETE MONUMENT AND BEING ON THE SOUTHERLY RIGHT-OF-WAY OF LOUISIANA HIGHWAY 1088; THENCE LEAVING SAID EASTERLY RIGHT-OF-WAY OF LOUISIANA HIGHWAY 59 AND RUNNING ALONG SAID SOUTHERLY RIGHT-OF-WAY OF LOUISIANA HIGHWAY 1088 NORTH 41 DEGREES 17 MINUTES 02 SECONDS EAST FOR A DISTANCE OF 37.00 FEET TO A FOUND ½” IRON ROD AND SAID POINT BEING N A CURVE TO THE RIGHT (CLOCKWISE & NON-TANGENT); THENCE LEAVING SAID SOUTHERLY RIGHT-OF-WAY OF LOUISIANA

First Amendment to Purchase and Sale Agreement
Exhibit B-1
LA1 2823804

HIGHWAY 1088 AND RUN ALONG SAID CURVE WITH A RADIUS OF 1209.47 FEET AN ARC LENGTH OF 353.76 FEET, A CHORD BEARING OF SOUTH 19 DEGREES 47 MINUTES 01 SECONDS WEST AND A CHORD LENGTH OF 352.50 FEET TO A FOUND ½” IRON ROD; THENCE RUN NORTH 72 DEGREEES 50 MINUTES 16 SECONDS WEST FOR A DISTANCE OF 18.34 FEET BACK TO THE POINT OF BEGINNING.

SAID PIECE OR PORTION OF GROUND CONTAINS 0.139 ACRES (6,065.38 SQ. FT.), MORE OR LESS.

AND FURTHER LESS AND EXCEPT FROM PARCEL 1:
The sewer and water system of CVS Pharmacy #6360 situated within the Highway 59 and/or Highway 1088 right of way, including all pipes, pipe lines, drips, valves, fittings, connections, meters, water hydrants, fire hydrants and any and all other equipment and appurtenances contained in said system, including all materials, all as more fully set forth on the As Built drawings of the sewer and water system, less and except any pipes, pipe lines, drips, valves, fittings, connections, lift stations(s) and any and other sewer equipment situated outside of the Highway 59 and/or Highway 1088 right of way.

Parcel 2

TOGETHER WITH all rights and easement as granted in Site Development Agreement by and between 108859, L.L.C. and Louisiana CVS Pharmacy, L.L.C., dated April 25, 2011 and recorded April 29, 2011 under Instrument No. 1809604 of the Conveyance Records of St. Tammany Parish, Louisiana.

Parcel 3

TOGETHER WITH all rights and easement as granted in Reciprocal Servitude Agreement with building restrictions by and between 108859, L.L.C. and Louisiana CVS Pharmacy, L.L.C., dated April 25, 2011 and recorded April 29, 2011 under Instrument No. 1809602 of the Conveyance Records of St. Tammany Parish, Louisiana.

First Amendment to Purchase and Sale Agreement
Exhibit B-1
LA1 2823804

Exhibit B-2

Legal Description
711 East Indian School Road, Phoenix, Arizona

Lot 1, “CVS 02963”, according to Book 1122 of Maps, Page 36, Affidavit of Correction in Document No. 2012-0847029, Affidavit of Correction in Document No. 2012-1065464 and rerecorded in Document No. 2013-0070342, records of Maricopa County, Arizona.

First Amendment to Purchase and Sale Agreement
Exhibit C
LA1 2823804

Exhibit B-1

Legal Description
1695 Highway 59, Mandeville, Louisiana

Parcel 1

A certain parcel of ground in Section 1, Township 8 South, Range 11 East, St. Tammany Parish, Louisiana, being 2.123 acres and being more particularly described as follows:

Lot A on Map of Resubdivision of Undesignated 5.318 acre tract into Lots A and B, Section 1, Township 8 South, Range 11 East, St. Tammany Parish, Louisiana, as per map recorded under Map No. 4968B of the Records of St. Tammany Parish, Louisiana.

LESS AND EXCEPT FROM PARCEL 1:
One (1) certain tract(s) or parcel(s) of land, together with all the improvements situated thereon, and all of the rights, ways, privilieges, servitudes and advantages thereunto belonging or in anywise appertaining, situated in Section 1, Township 8 South, Range 11 East, St. Helena Meridian, St. Tammany Parish, Louisiana, identified as PARCEL NO. 1, as shown on Survey No. 2011 243, on the property map for LA. HWY 59 & LA HWY 1088, 0.139 ACRES (6,065.38 SQ. FT.), ST. TAMMANY PARISH, LOUISIANA, prepared by John E. Bonneau & Associates, Inc., professional land surveyor, dated June 28, 2011, which property is more particularly described as follows:

A CERTAIN PIECE OR PORTION OF GROUND SITUATED IN SECTION 1, TOWNSHIP 8 SOUTH, RANGE 11 EAST, ST. TAMMANY PARISH, LOUISIANA IS DESCRIBED AS FOLLOWS:

COMMENCING AT THE CORNER COMMON TO SECTIONS 1, 2 AND 38, TOWNSHIP 8 SOUTH, RANGE 11 EAST, AND THEN RUN SOUTH 72 DEGREES 50 MINUTES 16 SECONDS EAST FOR A DISTANCE OF 866.62 FEET TO A FOUND ½” IRON ROD BEING ON A CURVE TO THE LEFT COUNTERCLOCKWISE & NON-TANGENT WITH SAID CURVE BEING ON THE EASTERLY RIGHT-OF-WAY OF LOUISIANA HIGHWAY 59 AMND BEING THE POINT OF BEGINNING.

FROM THE POINT OF BEGINNING, CONTINUE ALONG SAID EASTERLY RIGHT-OF-WAY OF LOUISIANA HIGHWAY 59 AND SAID CURVE WITH A RADIUS OF 1191.47 FEET AN ARC LENGTH OF 319.91 FEET, A CHORD BEARING OF NORTH 20 DEGREES 38 MINUTES 22 SECONDS EAST AND A CHORD DISTANCE OF 318.95 FEET TO A FOUND LOUISIANA DEPARTMENT OF HIGHWAYS CONCRETE MONUMENT AND BEING ON THE SOUTHERLY RIGHT-OF-WAY OF LOUISIANA HIGHWAY 1088; THENCE LEAVING SAID EASTERLY RIGHT-OF-WAY OF LOUISIANA HIGHWAY 59 AND RUNNING ALONG SAID SOUTHERLY RIGHT-OF-WAY OF LOUISIANA HIGHWAY 1088 NORTH 41 DEGREES 17 MINUTES 02 SECONDS EAST FOR A DISTANCE OF 37.00 FEET TO A FOUND ½” IRON ROD AND SAID POINT BEING N A CURVE TO THE RIGHT (CLOCKWISE & NON-

First Amendment to Purchase and Sale Agreement
Exhibit C
LA1 2823804

TANGENT); THENCE LEAVING SAID SOUTHERLY RIGHT-OF-WAY OF LOUISIANA HIGHWAY 1088 AND RUN ALONG SAID CURVE WITH A RADIUS OF 1209.47 FEET AN ARC LENGTH OF 353.76 FEET, A CHORD BEARING OF SOUTH 19 DEGREES 47 MINUTES 01 SECONDS WEST AND A CHORD LENGTH OF 352.50 FEET TO A FOUND ½” IRON ROD; THENCE RUN NORTH 72 DEGREEES 50 MINUTES 16 SECONDS WEST FOR A DISTANCE OF 18.34 FEET BACK TO THE POINT OF BEGINNING.

SAID PIECE OR PORTION OF GROUND CONTAINS 0.139 ACRES (6,065.38 SQ. FT.), MORE OR LESS.

AND FURTHER LESS AND EXCEPT FROM PARCEL 1:
The sewer and water system of CVS Pharmacy #6360 situated within the Highway 59 and/or Highway 1088 right of way, including all pipes, pipe lines, drips, valves, fittings, connections, meters, water hydrants, fire hydrants and any and all other equipment and appurtenances contained in said system, including all materials, all as more fully set forth on the As Built drawings of the sewer and water system, less and except any pipes, pipe lines, drips, valves, fittings, connections, lift stations(s) and any and other sewer equipment situated outside of the Highway 59 and/or Highway 1088 right of way.

Parcel 2

TOGETHER WITH all rights and easement as granted in Site Development Agreement by and between 108859, L.L.C. and Louisiana CVS Pharmacy, L.L.C., dated April 25, 2011 and recorded April 29, 2011 under Instrument No. 1809604 of the Conveyance Records of St. Tammany Parish, Louisiana.

Parcel 3

TOGETHER WITH all rights and easement as granted in Reciprocal Servitude Agreement with building restrictions by and between 108859, L.L.C. and Louisiana CVS Pharmacy, L.L.C., dated April 25, 2011 and recorded April 29, 2011 under Instrument No. 1809602 of the Conveyance Records of St. Tammany Parish, Louisiana.

First Amendment to Purchase and Sale Agreement
Exhibit C
LA1 2823804

Exhibit C

First Closing Properties

	Tenant (for reference purposes only)	Store # (for reference purposes only)	Address	City	State
1.	1st Constitution Bancorp		140 Mercer St.	Hightstown	NJ
2.	American Tire Distributors		7150 Discovery Drive	Chattanooga	TN
3.	Krystal Burgers Corporation	JAX015	6009 New Kings Road	Jacksonville	FL
4.	Krystal Burgers Corporation	COL006	4823 Buena Vista Road	Columbus	GA
5.	Krystal Burgers Corporation	CHN009	2560 Lafayette Road	Ft. Oglethorpe	GA
6.	Krystal Burgers Corporation	CHN022	621 Signal Mountain Road	Chattanooga	TN
7.	Krystal Burgers Corporation	CLV001	2510 Keith Street	Cleveland	TN
8.	Krystal Burgers Corporation	NSH010	807 S. Gallatin Road	Madison	TN
9.	Merrill Lynch Pierce Fenner & Smith		1300 Merrill Lynch Drive	Hopewell	NJ
10.	Merrill Lynch Pierce Fenner & Smith		1350 Merrill Lynch Drive	Hopewell	NJ
11.	Merrill Lynch Pierce Fenner & Smith		1400 Merrill Lynch Drive	Hopewell	NJ
12.	O’Charley’s	343	6840 Hwy. 90	Daphne	AL
13.	O’Charley’s	339	3060 S. Mckenzie Street	Foley	AL
14.	O’Charley’s	420	1591 Highway 27 South	Carrollton	GA
15.	O’Charley’s	259	1289 Dogwood Drive Se	Conyers	GA

First Amendment to Purchase and Sale Agreement
Exhibit C
LA1 2823804

16.	O’Charley’s	354	705 Town Park Lane Nw	Kennesaw	GA
17.	O’Charley’s	371	1842 Jonesboro Road	McDonough	GA
18.	O’Charley’s	306	730 W. Town Center Boulevard	Champaign	IL
19.	O’Charley’s	355	160 Pacer Street NW	Corydon	IN
20.	O’Charley’s	410	1993 N. State Street	Greenfield	IN
21.	O’Charley’s	209	2895 Richmond Road	Lexington	KY
22.	O’Charley’s	430	1780 W. Prien Lake Road	Lake Charles	LA
23.	O’Charley’s	254	4640 Hardy Street	Hattiesburg	MS
24.	O’Charley’s	269	357 Goodman Road West	Southaven	MS
25.	O’Charley’s	396	123 North Arlington Street	Salisbury	NC
26.	O’Charley’s	319	6285 Cleveland Avenue	Columbus	OH
27.	O’Charley’s	412	1657 Stringtown Road	Grove City	OH
28.	O’Charley’s	360	1830 N. Bechtle Avenue	Springfield	OH

First Amendment to Purchase and Sale Agreement
Exhibit C
LA1 2823804

29.	O’Charley’s	393	671 Fairview Road	Simpsonville	SC
30.	O’Charley’s	236	2792 Wilma Rudolph Boulevard	Clarksville	TN
31.	O’Charley’s	368	2450 Old Fort Parkway	Murfreesboro	TN
32.	Walgreens	4378	925 Barton Blvd	Rockledge	FL
33.	Walgreens	3714	2610 State St	Alton	IL
34.	Walgreens	11828	909 S Main St	Bloomington	IL
35.	Walgreens	2869	104 N Lombard St	Mahomet	IL
36.	Walgreens	9175	1900 W Jefferson	Springfield	IL
37.	Walgreens	3763	1011 Peoria St	Washington	IL
38.	Walgreens	5321	484 S Telegraph Rd	Monroe	MI
39.	Walgreens	2901	1705 Shackleford Rd	Florissant	MO
40.	Walgreens	2741	12400 Old Halls Ferry Rd	Florissant	MO
41.	Walgreens	5047	2202 Chambers Rd	St Louis	MO

First Amendment to Purchase and Sale Agreement
Exhibit C
LA1 2823804

Exhibit D

Second Closing Properties

	Tenant (for reference purposes only)	State (for reference purposes only)	Address	City	State
1.	Community National Bank (Homebanc)		3701 W. Lake Mary Boulevard	Lake Mary	FL
2.	CVS Caremark	2372	3975 E. Thunderbird Rd	Phoenix	AZ
3.	CVS Caremark	2963	711 E. Indian School Rd	Phoenix	AZ
4.	CVS Caremark	10074	5995 E. Kings Canyon Road	Fresno	CA
5.	CVS Caremark	3055	38012 47th Street East	Palmdale	CA
6.	CVS Caremark	9823	1350 Florin Road	Sacramento	CA
7.	CVS Caremark	1027	372 West Main St	Norwich	CT
8.	CVS Caremark	304	101 N. Wabash Avenue	Lakeland	FL
9.	CVS Caremark	6360	1695 Highway 59	Mandeville	LA
10.	CVS Caremark	5441	4301 Airline Drive	Metairie	LA
11.	CVS Caremark	8266	2585 Leon C. Simon Dr.	New Orleans	LA
12.	CVS Caremark	5473	2103 Gause Boulevard East	Slidell	LA
13.	CVS Caremark	1189	405 Lincoln Street	Hingham	MA
14.	CVS Caremark	1001	1080 Eastern Ave	Malden	MA
15.	CVS Caremark	8236	1301 S. Belt Hwy	St. Joseph	MO
16.	CVS Caremark	7381	1703 Live Oak Street	Beaufort	NC
17.	CVS Caremark	7242	4201 Montano Road, NW	Albuquerque	NM
18.	CVS Caremark	5494	1510 Tramway Blvd., N.E.	Albuquerque	NM
19.	CVS Caremark	7373	3041 North Main Street	Las Cruces	NM
20.	CVS Caremark	2478	6342 E. Admiral Pl N	Tulsa	OK
21.	CVS Caremark	2386	1405 N. Highland Ave	Jackson	TN
22.	CVS Caremark	3743	110 Majestic Grove Road	Knoxville	TN
23.	CVS Caremark	6955	8027 Kitty Hawk	Converse	TX
24.	CVS Caremark	4820	100 North Dumas Avenue	Dumas	TX
25.	CVS Caremark	835	103 West Edinburg Ave	Elsa	TX
26.	CVS Caremark	7455	700 W. Seminary Dr.	Ft. Worth	TX

First Amendment to Purchase and Sale Agreement
Exhibit D
LA1 2823804

27.	CVS Caremark	2391	15607 Chase Hill Blvd	San Antonio	TX
28.	CVS Caremark	4109	12835 Potranco Rd	San Antonio	TX
29.	CVS Caremark	7307	2018 Culebra Road	San Antonio	TX
30.	CVS Caremark	4827	100 E Fm 495	San Juan	TX
31.	CVS Caremark	6146	4261 E. Little Creek Road	Norfolk	VA
32.	CVS Caremark	5501	3555 Airline Blvd Rd (sec)	Portsmouth	VA
33.	CVS Caremark	7577	4126 Plantation Road Ne	Roanoke	VA
34.	CVS Caremark	3052	310 South Rosemount Rd.	Virginia Beach	VA
35.	CVS Caremark	2224	7529 Richmond Highway	Williamsburg	VA
36.	First Bank (Homebanc)		7600 Us Highway 19 N	Pinellas Park	FL
37.	Huntington National Bank		36 W. Jefferson St.	Jefferson	OH
38.	Huntington National Bank (US Bank)		328 Main Street	Conneaut	OH
39.	Morgan’s Food’s	51	5130 Clairton Blvd.	Pittsburgh	PA
40.	Morgan’s Food’s	351	207 Marshall Street	Benwood	WV
41.	US Bank (formerly Key Bank)		118 Front Street	Berea	OH
42.	US Bank		5007 Turney Road	Garfield Heights	OH

First Amendment to Purchase and Sale Agreement
Exhibit D
LA1 2823804

Exhibit E

Third Closing Properties

	Tenant (for reference purposes only)	Store # (for reference purposes only)	Address	City	State
1.	Bank of America		710 W. Main Street	Merced	CA
2.	Bank of America		162 College Street	Asheville	NC
3.	Bank of America		8008 Blair Road	Charlotte	NC
4.	Bank of America/ Mid Rogue IPA Holding Company		735 S.E. 6th St.	Grants Pass	OR
5.	BB&T Corporation		501 Alabama Avenue	Bremen	GA
6.	BB&T Corporation		105 S. Main Street	Sylvania	GA
7.	BB&T Corporation		900 East First Street	Vidalia	GA
8.	BB&T Corporation		801 East Williams Street	Apex	NC
9.	BB&T Corporation		220 South Main Street	Graham	NC
10.	BB&T Corporation		1303 East Main Street	Havelock	NC
11.	BB&T Corporation		375 South Front Street	New Bern	NC
12.	BB&T Corporation		102 West Main Street	Plymouth	NC
13.	BB&T Corporation		223 West Nash Blvd	Wilson	NC
14.	Buffets Inc. (Family Properties)	314	1855 South Stapley Drive	Mesa	AZ
15.	Buffets Inc. (Family Properties)	722	390 West Main Street	El Cajon	CA
16.	Buffets Inc. (Family Properties)	322	Arroyo Circle Retail	Gilroy	CA
17.	Buffets Inc. (Family Properties)	804	12139 Hawthorne Blvd.	Hawthorne	CA
18.	Buffets Inc. (Family Properties)	764	721 West Olive Avenue	Merced	CA
19.	Buffets Inc. (Family Properties)	788	Shopping At The Rose, Phase II	Oxnard	CA
20.	Buffets Inc. (Family Properties)	262	10910 Foothill Boulevard	Rancho Cucamonga	CA
21.	Buffets Inc. (Family Properties)	753	127 West Valley	Rialto	CA

First Amendment to Purchase and Sale Agreement
Exhibit E
LA1 2823804

22.	Buffets Inc. (Family Properties)	336	SLO Promenade	San Luis Obispo	CA
23.	Buffets Inc. (Family Properties)	759	288 Rancheros Drive	San Marcos	CA
24.	Buffets Inc. (Family Properties)	785	1431 South Bradley Road	Santa Maria	CA
25.	Buffets Inc. (Family Properties)	720	265 Town Center Parkway	Santee	CA
26.	Buffets Inc. (Family Properties)	298	1655 Countryside Drive	Turlock	CA
27.	Buffets Inc. (Family Properties)	313	Hometown Plaza	Vacaville	CA
28.	Buffets Inc. (Family Properties)	209	7475 Park Meadows Drive	Littleton	CO
29.	Buffets Inc. (Family Properties)	794	1325 New Churchman Road	Newark	DE
30.	Buffets Inc. (Family Properties)	294	2310 South University	Davie	FL
31.	Buffets Inc. (Family Properties)	773	Hickory Point Plaza	Forsyth	IL
32.	Buffets Inc. (Family Properties)	770	5001 Big Hollow Rd	Peoria	IL
33.	Buffets Inc. (Family Properties)	786	1350 Hurfville Road	Deptford	NJ
34.	Buffets Inc. (Family Properties)	777	Hq Shopping Plaza	Columbus	OH
35.	Buffets Inc. (Family Properties)	253	500 Commerce Blvd.	Dickson City	PA
36.	Buffets Inc. (Family Properties)	247	1090 East Lancaster Avenue	Downingtown	PA
37.	Buffets Inc. (Family Properties)	280	Red Rose Commons	Lancaster	PA
38.	Buffets Inc. (Family Properties)	756	4640 Roosevelt Blvd Retail Center	Philadelphia	PA
39.	Buffets Inc. (Family Properties)	327	Creekview Shopping Center	Warrington	PA
40.	Buffets Inc. (Family Properties)	726	9120 Viscount Blvd	El Paso	TX
41.	Buffets Inc. (Ryan’s)	144	4373 Courtney Drive	Tuscaloosa	AL
42.	Buffets Inc. (Ryan’s)	379	3608 E Race Avenue	Searcy	AR
43.	Buffets Inc. (Ryan’s)	256	1850 Empire Avenue	Burbank	CA
44.	Buffets Inc. (Ryan’s)	736	6705 North Fallbrook	Canoga Park	CA
45.	Buffets Inc. (Ryan’s)	269	3617 W Shaw Avenue	Fresno	CA

First Amendment to Purchase and Sale Agreement
Exhibit E
LA1 2823804

46.	Buffets Inc. (Ryan’s)	258	3102 East Imperial Highway	Lynwood	CA
47.	Buffets Inc. (Ryan’s)	426	17830 Garland Groh Blvd.	Hagerstown	MD
48.	Buffets Inc. (Ryan’s)	375	1321 Preacher Roe Blvd.	West Plains	MO
49.	Buffets Inc. (Ryan’s)	457	400 Chippewa Towne Centre	Beaver Falls	PA
50.	Buffets Inc. (Ryan’s)	248	650 Commerce Boulevard	Fairless Hills	PA
51.	Buffets Inc. (Ryan’s)	465	6476 Carlisle Pike	Mechanicsburg	PA
52.	Buffets Inc. (Ryan’s)	392	5579 Sunset Blvd.	Lexington	SC
53.	Buffets Inc. (Ryan’s)	138	1314 N. Main Street	Summerville	SC
54.	Buffets Inc. (Ryan’s)	811	2513 Main Street	Union Gap	WA
55.	Buffets Inc. (Ryan’s)	418	103 R H L Blvd	Charleston	WV
56.	Buffets Inc. (Ryan’s)	416	519 Emily Drive	Clarksburg	WV
57.	Encanto Restaurant Group	503	Pr Road No. 167, Urb. Country Est	Bayamon	PR
58.	Encanto Restaurant Group	518	Corner Pr State Rd. 172 & Asturi	Caguas	PR
59.	Encanto Restaurant Group	514	Pr Road No. 3, Carolina Industrial	Carolina	PR
60.	Encanto Restaurant Group	532	Corner Of 65th Infantry & 31st St	Carolina	PR
61.	Encanto Restaurant Group		Corner Of 65th Infantry & 31st St.	Carolina	PR
62.	Encanto Restaurant Group	624	Pr Road No. 187, Km 1.0	Carolina	PR
63.	Encanto Restaurant Group		Pr Road No. 187, Km 1.0	Carolina	PR
64.	Encanto Restaurant Group		Pr Road No. 187, Km 1.0	Carolina	PR
65.	Encanto Restaurant Group		Pr Road No. 187, Km 1.0	Carolina	PR
66.	Encanto Restaurant Group	546	State Rd. No. 3, Km 46.0	Fajardo	PR
67.	Encanto Restaurant Group	639	Pr Road No. 3, Km 135.3	Guayama	PR
68.	Encanto Restaurant Group	504	Corner Of Barbosa & America St.	Hato Rey	PR
69.	Encanto Restaurant Group	529	Post Street, Miladero Ward	Mayaguez	PR
70.	Encanto Restaurant Group	527	Pr Road No. 2, Km 26.6, San Ant	Ponce	PR
71.	Encanto Restaurant Group	622	Pr Road No. 2, Km 260.4	Ponce	PR

First Amendment to Purchase and Sale Agreement
Exhibit E
LA1 2823804

72.	Encanto Restaurant Group	559	1251 Jesus T. Piñero Ave.	Puerto Nuevo	PR
73.	Encanto Restaurant Group	636	Pr Road No. 102, Km 204.8	San German	PR
74.	Encanto Restaurant Group	512	115 Amazonas St., Urb. El Paraiso	San Juan	PR
75.	Encanto Restaurant Group	516	Muñoz Rivera Ave & San Juan Baut	San Juan	PR
76.	Encanto Restaurant Group	506	Corner Of Loiza & Corchado St.	Santurce	PR
77.	Encanto Restaurant Group	644	T-1569 Bouldvard Ave., Levittown	Toa Baja	PR
78.	Encanto Restaurant Group	523	Pr Road No. 2, Cabo Caribe Ward	Vega Baja	PR
79.	General Electric		1800 Nelson	Longmont	CO
80.	Goodyear Tire & Rubber		201 King Mill Court	McDonough	GA
81.	Goodyear Tire & Rubber		500 Business Center Drive	Stockbridge	GA
82.	Goodyear Tire & Rubber		3095 Corporate Drive	DeKalb	IL
83.	Goodyear Tire & Rubber		2750 Creekside Parkway	Lockbourne	OH
84.	Goodyear Tire & Rubber		300 South Salem Church Road	West Manchester	PA
85.	Goodyear Tire & Rubber		301 Apache Trail	Terrell	TX
86.	PNC Bank		22 N. Broad St	Woodbury	NJ
87.	PNC Bank		5727 Madison Road	Cincinnati	OH
88.	Rite Aid Corporation	4617	101 Asbury	Talladega	AL
89.	Rite Aid Corporation	11175	1999 Pulaski Highway	Bear	DE
90.	Rite Aid Corporation	11726	4005 Lawrenceville Hgwy.	Tucker	GA
91.	Rite Aid Corporation	2080	37 E Main St.	Dover-foxcroft	ME
92.	Rite Aid Corporation	3894	355 Main St.	Fort Fairfield	ME
93.	Rite Aid Corporation	2800	84 E Main St	Fort Kent	ME
94.	Rite Aid Corporation	3900	21 Main St	Van Buren	ME
95.	Rite Aid Corporation	11328	2127 Chapel Hill Rd.	Burlington	NC
96.	Rite Aid Corporation	4166	360 Summer St.	Bristol	NH
97.	Rite Aid Corporation	4800	10 Main St.	Winchester	NH
98.	Rite Aid Corporation	2373	21991 State Rte 51 W.	Genoa	OH
99.	Rite Aid Corporation	2380	975 Market St.	Meadville	PA
100.	SAAB Sensis Corporation		85 Collamer Crossing Pkwy	Syracuse	NY

First Amendment to Purchase and Sale Agreement
Exhibit E
LA1 2823804

101.	Sailormen	3	3285 NW 183rd Street	Miami	FL
102.	Sailormen	29	814 E. Cervantes Street	Pensacola	FL
103.	Sailormen	97	2337 Green Street	Tampa	FL
104.	Sailormen		747 Sunset Dr.	Grenada	MS
105.	Sovereign Bank		236 W. St. George Ave	Linden	NJ
106.	Sovereign Bank		313 Cypress Street	Kennett Square	PA
107.	State of Colorado		2121 Miller Dr.	Longmont	CO
108.	State of Colorado		2190 Miller Dr.	Longmont	CO
109.	Wells Fargo		244 Radcliffe St	Bristol	PA
110.	Wells Fargo		801 Cumberland St	Lebanon	PA
111.	Western Digital		5853 Rue Ferrari Dr	San Jose	CA
112.	Western Digital		5863 Rue Ferrari Dr	San Jose	CA

First Amendment to Purchase and Sale Agreement
Exhibit E
LA1 2823804

Exhibit F-1
Legal Description
5130 Clairton Boulevard, Pittsburgh, PA

Premises A:

All that certain lot or piece of ground, situate in the Borough of Baldwin, County of Allegheny and commonwealth of Pennsylvania, bounded and described as follows:

BEGINNING at a point on the Southerly line of Leech Road, 40’ wide, at a point common to the herein described property and the Northwest corner of property, now or formerly of Anthony Zebert, et ux, as recorded in the Recorder’s Office of Allegheny County in Deed Book Volume 3228, Page 113; thence from said point of beginning, along the Westerly line of said last mentioned property of Anthony Zebert, et ux, South 16 degrees 27 minutes East, 120 feet to a point on property now or formerly of Dick Drabbe and Edith B. Drabbe, his wife; thence along some South 73 degrees 33 minutes West, 135 feet to a point on other property of grantors herein; thence through and along same, North 16 degrees 27 minutes West, 120 feet to a point on the Southerly line of Leech Road; thence along the Southerly side of Leech Road, North 73 degrees 33 minutes East, 135 feet to point of beginning.

EXCEPT AND RESERVING however, to the grantors, their heirs and assigns a 7 foot wide easement for a sanitary dewer, as the same now exists, for the benefit of adjoining property now or formerly Dick Drabbe, et ux., on the South running Northwardly through said premises to Leech Drive with the right in the grantors, their heirs and assigns to relocate the same elsewhere on the premises.

Premises B:

All that certain lot or piece of ground, situate in the Borough of Baldwin, County of Allegheny and Commonwealth of Pennsylvania, bounded and described as follows, to-wit:

BEGINNING at a point in the Westerly line of Clairton Boulevard, 60 feet wide, said point being located South 15 degrees 56 minutes East; along said line of said Boulevard, a distance of 329.55 feet from the Southerly line of property of Olivia M. Wightman; thence Southwardly along said Westerly line of Clairton Boulevard by an arc of a circle having a radius of 985 feet and curving to the left for a distance of 105.10 feet to land now or formerly of Myna Cibek; thence along said land now or formerly of Myna Cibek, South 73 degrees 33 minutes West, a distance of 64.58 feet to land now or formerly of Carl M. Wolfe and Luigi M. Cecala; thence along land now or formerly of Carl M. Wolfe and Luigi M. Cecala, North 16 degrees 27 minutes West, for a distance of 120 feet to the Southerly line of Leech Drive, 40 feet wide; thence along the Southerly line of Leech Drive, North 73 degrees 33 minutes East, for a distance of 44.97 feet to a point; thence continuing along the Southerly line of Leech Drive by an arc of a circle having a radius of 14.90 feet and curving to the right for a distance of 23.54 feet to the point and place of beginning.

First Amendment to Purchase and Sale Agreement
Exhibit F-1
LA1 2823804

Exhibit F-2
Legal Description
207 Marshall Street, Benwood, WV

THAT certain real property and all appurtenances thereof or in anywise appertaining thereto, and all of the buildings, improvements, structures and fixtures situated thereon and being more particularly described as follows:

Beginning at a point on the right of way line of Marshall Street being South 15°01' West 285.04 feet from the point of intersection between the South right of way line of Second Street and the west right of way line of Marshall Street; thence with said West right of way line of Marshall Street South 15°01' West 218 feet to a point; thence leaving the West right of way line of Marshall Street North 73°35'33" West 150 feet to a point; thence North 15°01' East 218 feet to the southwesterly corner of Rite Aid of West Virginia, Inc.; thence along the southerly line of Rite Aid South 73°35'30" East 150 feet to the place of beginning.

There is also hereby conveyed all the rights and obligations of that certain Deed of Easement made the 30th day of August, 1984, whereby Benwood Limestone Company, Inc. granted to the Grantor herein a certain right of way and easement over property of Benwood Limestone Company, Inc. immediately to the south of the property hereby conveyed, which Deed of Easement is of record in the Office of the County Clerk of Marshall County, West Virginia, at Deed Book 513, page 499, including a perpetual easement for a right of way over the following described property which adjoins the above described property.

Beginning at a point on the right of way line of Marshall Street being South 15°01' West 503.04 feet from the point of intersection between the South right of way line of Second Street and the West right of way line of Marshall Street thence with said right of way line of Marshall Street South 15°01' West 45 feet to a point; thence leaving the West right of way line of Marshall Street North 73°35'30" West 150 feet to a point; thence North 15°01' East 45 feet to a point; thence South 73°35'30" East 150 feet to the place of beginning.

BEING the same property conveyed to DBMRI LLC, a Delaware limited liability company, by Special Warranty Deed from Morgan’s Restaurants of West Virginia, Inc., a West Virginia corporation, dated December 9, 2011 and recorded December 20, 2011, in the Office of the Clerk of the County Commission of Marshall County, West Virginia, in Deed Book 753, page 532.

First Amendment to Purchase and Sale Agreement
Exhibit F-2
LA1 2823804

Exhibit G

Form of Limited Access Agreement

(See Attached)

First Amendment to Purchase and Sale Agreement
Exhibit G
LA1 2823804

SCHEDULE 15
APPROVED ASSIGNEES

ARC DBPGDYR001, LLC
ARC DBPPROP001, LLC
ARC DB5PROP001, LLC
ARC DB5SAAB001, LLC
ARC DBGESRG001, LLC
ARC DBGWSDG001, LLC